                                                                 EMERGING GROWTH

ROBERTSON STEPHENS MUTUAL FUNDS
The Emerging Growth Fund
Annual Report
December 31, 1995

THE EMERGING GROWTH FUND ANNUAL RESULTS


FUND PHILOSOPHY

The Robertson Stephens Emerging Growth Fund seeks capital appreciation by investing in small, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by winning executives who can consistently execute in today's competitive business environment. The Fund is intended for investors with long-term investment goals.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Net Assets  10
Statement of Net Assets  14
Statement of Operations  15
Statement of Changes in Net Assets  16
Independent Accountants' Report  16
Financial Highlights  17
Notes to Financial Statements  18
Administration  21

                                                   ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS


NEW PORTFOLIO MANAGER
Dave Evans, an experienced portfolio manager who has worked closely with Bob Czepiel as a senior investment analyst since 1989, will assume responsibility for managing the Fund (see page 7).

TECHNOLOGY -- THE INTERNET EXPLODES
Whereas mainframes, minicomputers, and personal computers were essentially self-contained number-crunchers and information processors, the Internet, and ultimately the development of cyberspace, is turning personal computers into information appliances.

HEALTH CARE FUNDAMENTALS STRENGTHENING
The HMO industry is on the upswing. Enrollment growth is accelerating, largely driven by economics. Premiums are in many cases lower than traditional indemnity health plans, and double-digit increases have been announced by several insurers for 1996.

EMERGING CONSUMER TRENDS IDENTIFIED
Demand for luxury and value-priced goods has been very strong in the face of a generally weak retail environment. The consumer has been more willing to spend on products and services that increase and/or enhance the quality of time spent at home. We uncovered these trends early.

1996 OUTLOOK OPTIMISTIC

We believe the outlook for small- and medium-sized companies is favorable for 1996. We also believe that earnings growth of 15-30% for these companies appears realistic despite the general expectation for an economic slowdown. Computer software, category-dominant retailing, and managed care are sectors we have focused on, and we believe they should continue to expand rapidly.

THE EMERGING GROWTH FUND ANNUAL RESULTS


DEAR SHAREHOLDER:

We are pleased to report that the recovery in relative performance that started in the third quarter continued through the fourth quarter. The Fund's return was -0.28% versus -1.73% for the NASDAQ Industrials in the fourth quarter. This was primarily due to the Fund's relatively heavy weighting in health care stocks, which continued to gain as the fundamentals steadily improved. We believe these stocks are generally underweighted in most institutional portfolios, and that their potential for increased popularity places the Fund in a good position for 1996.

TECHNOLOGY -- THE INTERNET EXPLODES
Computer technology is moving at an accelerating pace into its fourth phase -- networking and communications. Whereas mainframes, minicomputers, and personal computers were essentially self-contained number-crunchers and information processors, the Internet, and ultimately the development of cyberspace, is turning personal computers into information appliances. The data and processing power is coming over the wire. The network has become the computer.

FUND MANAGER
[Photograph]
ROBERT CZEPIEL
Portfolio Manager
The Robertson Stephens
Emerging Growth Fund

"The INTERNET, and ultimately the DEVELOPMENT OF CYBERSPACE, is turning personal computers into information appliances."

                                                   ROBERTSON, STEPHENS & COMPANY

"The information highway will transform our culture as dramatically as Gutenberg's press did the Middle Ages.

     Personal computers have already altered work habits, but they haven't really changed our lives much yet. When tomorrow's powerful information machines are connected on the highway, people, machines, entertainment, and information services will all be accessible. You will be able to stay in touch with anyone, anywhere, who wants to stay in touch with you; to browse through any of thousands of libraries, day or night. Your misplaced or stolen camera will send you a message telling you exactly where it is, even if it's in a different city. You'll be able to answer your apartment intercom from your office, or answer any mail from your home. Information that today is difficult to retrieve will be easy to find...."  Bill Gates, THE ROAD AHEAD

Evolution of the Computer Industry
Pervasiveness

[Chart]

Source: DLJ.

If you can visualize communications superior to telephones, mail, radio, and television that are not only cheaper ($0.03 to anywhere in the world) but more convenient, this is what the personal computer can do today on the Internet. From an estimated 37 million this past August, the user population is forecast to grow to 200 million by the year 2000! The impact on our society could be as revolutionary as the railroad, the telephone, or the jet airplane.

Needless to say, trying to forecast the future and invest profitably in a technological revolution is not easy or risk-free. Consequently, we have selected a basket of companies that we believe are positioned to benefit from the growth of the Internet. This way, investors can participate in one of the most exciting and dynamic technological sectors while lessening somewhat the inherent risk associated with individual young and start-up companies.

THE EMERGING GROWTH FUND ANNUAL RESULTS


HEALTH CARE

HEALTH CARE FUNDAMENTALS STRENGTHENING
The HMO industry is on the upswing. Enrollment growth is accelerating, largely driven by economics. Premiums are, in many cases, lower than traditional indemnity health plans, where double-digit increases have been announced by several insurers for 1996. The relative attractiveness of HMO rates will likely drive enrollment.

Also, medical costs are stabilizing and easing the pressure on profit margins, a trend that was apparent in the first half of 1995. In our opinion, this puts the HMO industry in a good position for fourth-quarter and 1996 upside earnings surprises.

[Photograph]
G. RANDY HECHT
President
Robertson Stephens
Investment Trust

INVESTMENT TEAM
SENIOR INVESTMENT ANALYST
Dave Evans

SENIOR TRADER
Maureen Basney

RESEARCH
Rainerio Reyes

INVESTMENT MANAGEMENT

                                                   ROBERTSON, STEPHENS & COMPANY

Health care industry consolidation is under way, increasing the takeover attractiveness of the smaller companies, many of which are in the Fund. There were several acquisitions in 1995, including United Healthcare's purchase of Metra-Health, Healthsource's acquisition of Provident Life and Accident's group health insurance business, and HealthSouth's purchase of Advantage Health. We expect more of the same in 1996.

Certainly the flow of news from Washington, D.C., increasingly supports the move to managed care. The HMOs offer a practical way to get Medicare health care cost inflation under control. Through managed care, the private sector is filling the need created by the government's desire for change.


EMERGING CONSUMER TRENDS IDENTIFIED
Demand for luxury and value-priced goods has been very strong in the face of a generally weak retail environment. The consumer also continues to generally feel very pressed for time and has been more willing to spend on products and services that increase and/or enhance the quality of time spent at home.

We uncovered these trends early and have been well positioned to benefit from them, with investments in quality companies offering luxury goods, value-priced goods, "home meal replacement," consumer software, and personal computers/home office equipment. For example, Tiffany & Co. (a high-end jewelry and gift company) enjoyed a very strong year, as did Garden Ridge (a value-priced, home accessories superstore concept) and Kohl's Corporation (similar to Wal-Mart, but with a stronger focus on basic apparel).

THE EMERGING GROWTH FUND ANNUAL RESULTS


CONSUMER TRENDS

The restaurant business has generally been very tough over the past year as the accelerated pace of new unit openings over the past few years has outstripped growth in demand. Boston Chicken, Inc., however, has been experiencing quarter after quarter of record sales and earnings, driven by new unit development and its focus on a niche it created -- "home meal replacement" -- to address the lack of time working people have to prepare fresh, home-cooked meals every night. The company's Boston Market stores offer complete, freshly prepared family meals at value prices. Its main competitor is the grocery store.

"Computer software, category-dominant retailing, and managed care are sectors we believe should continue to EXPAND rapidly."

                                                   ROBERTSON, STEPHENS & COMPANY


1996 OUTLOOK OPTIMISTIC
We believe the outlook for small- and medium-sized companies is favorable for 1996. Earnings growth of 15-30% appears realistic despite the general expectation for an economic slowdown. The primary criterion in our stock-selection process is above-average growth in the demand for each company's products and services.

The young companies we select are serving new and dynamic industries that we believe are generally less sensitive to general economic conditions. Computer software, category-dominant retailing, and managed care are sectors we have focused on, and we believe they should continue to expand rapidly. Finally, valuations are not excessive, and we are finding sufficient opportunities every day. Our objective is to translate this into superior performance.

In closing for this quarter, I'd like to announce that I am stepping down as portfolio manager of the Emerging Growth Fund. Since the Fund's inception in 1987, I have taken great pleasure in coming to work each day to pursue growing businesses. My passion for investing has always remained vibrant as I have witnessed both good and bad markets. As most market veterans know, the mystery behind Wall Street remains just as challenging as when I started in the money management business 30 years ago.

Dave Evans, who has worked closely with me as a senior investment analyst since 1989, will assume responsibility for managing the Fund. As a fellow shareholder, I have tremendous confidence in Dave's disciplined approach to emerging growth investing.
                                                               December 28, 1995



Sincerely,
/s/BOB CZEIPIEL
BOB CZEPIEL
Portfolio Manager

TO HEAR DAVE EVANS' ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

THE EMERGING GROWTH FUND ANNUAL RESULTS


FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Emerging Growth Fund and the S&P 500 Index(1) IF INVESTED ON NOVEMBER 30, 1987(2)

[Chart]

Cumulative Total Returns



                                   EMERGING GROWTH   S&P 500          NASDAQ
FOR THE PERIODS ENDED 12/31/95                FUND     INDEX(1)  INDUSTRIALS(3)
--------------------------------------------------------------------------------
Three months                               (0.28)%     5.99%         (1.73)%
--------------------------------------------------------------------------------
Six months                                  15.69%    14.53%           8.99%
--------------------------------------------------------------------------------
Nine months                                 13.50%    25.29%          20.33%
--------------------------------------------------------------------------------
One year                                    20.31%    37.53%          27.97%
--------------------------------------------------------------------------------
Since inception (11/30/87)(2)              390.45%   244.38%         216.71%
--------------------------------------------------------------------------------

Average Annual Total Returns


                                   EMERGING GROWTH   S&P 500          NASDAQ
FOR THE PERIODS ENDED 12/31/95                FUND     INDEX(1)  INDUSTRIALS(3)
--------------------------------------------------------------------------------
Three years                                 11.67%    15.32%           9.99%
--------------------------------------------------------------------------------
Five years                                  16.58%    16.57%          18.89%
--------------------------------------------------------------------------------
Since inception (11/30/87)(2)               21.72%    16.51%          15.31%
--------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.
(2) Date that the Fund's shares were first offered to the public.
(3) The NASDAQ Industrial Index is an unmanaged index of a subset of the NASDAQ national market system issues, exclusive of warrants, and common stocks traded in NASDAQ that are not part of the NASDAQ National Market System. This index excludes the issues of insurance companies, transportation companies, utilities, banks, and finance-related companies. The results shown are adjusted for stock splits and stock dividends.

    Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                   ROBERTSON, STEPHENS & COMPANY


PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1995

[Chart]

Top Ten Holdings

1.
MID ATLANTIC MEDICAL SERVICES, INC.
A holding company whose subsidiaries are active in managed health care.

2.
COVENTRY CORPORATION
Provides comprehensive health care services through HMOs.

3.
SIERRA HEALTH SERVICES
A managed HMO company. Offers comprehensive health care programs.

4.
HEALTHSOURCE, INC.
Owns and manages HMOs.

5.
KOHL'S CORPORATION
Operates family-oriented specialty department stores that feature quality, national-brand merchandise at value prices.

6.
HBO & COMPANY
Designs and sells computerized information systems to the health care industry.

7.
SYLVAN LEARNING SYSTEMS, INC.
Provides supplemental educational services through franchised and company-owned centers. Also offers tutorial services and administers computer testing on behalf of national organizations.

8.
BURR-BROWN CORPORATION
Designs, manufactures, and markets standard high-performance analog and mixed-signal circuits primarily used for medical instrumentation, process control, automation, audio, defense guidance, and control applications.

9.
PETSMART, INC.
Operates superstores specializing in pet food, supplies, and services in the United States.

10.
SIERRA ON-LINE, INC.
Designs, develops, publishes, and markets interactive entertainment and educational software for personal computers.

THE EMERGING GROWTH FUND ANNUAL RESULTS

Schedule of Net Assets


DECEMBER 31, 1995                                         SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.6%
Cephalon, Inc.                                            65,300   $ 2,660,975
--------------------------------------------------------------------------------
                                                                     2,660,975
--------------------------------------------------------------------------------

COMPUTER HARDWARE & COMPONENTS - 2.5%
Seagate Technology, Inc.                                  40,000     1,900,000
Sun Microsystems, Inc.                                    50,000     2,281,250
--------------------------------------------------------------------------------
                                                                     4,181,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 12.2%
Adobe Systems, Inc.1                                      15,400       954,800
Broderbund Software, Inc.                                 45,000     2,733,750
Citrix Systems, Inc.                                       7,050       229,125
Davidson & Associates, Inc.                               45,000       990,000
FTP Software, Inc.                                        75,000     2,175,000
Informix Corporation                                      40,000     1,200,000
Legato Systems, Inc.                                      13,400       415,400
NetManage, Inc.                                           20,200       469,650
Number Nine Visual Technology Corporation                 52,700       461,125
Premenos Technology Corporation                           36,400       960,050
Remedy Corporation                                       22,400      1,327,200
Sierra On-Line, Inc.                                     103,300     2,969,875
Spectrum HoloByte, Inc.                                  216,900     1,409,850
Symantec Corporation                                     108,900     2,531,925
Tivoli Systems, Inc.                                      23,600       796,500
Verity, Inc.                                              18,400       814,200
--------------------------------------------------------------------------------
                                                                    20,438,450
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 10.6%
Baby Superstore, Inc.                                     22,450     1,279,650
Books-A-Million, Inc.                                    156,400     2,013,650
Cannondale Corporation                                    91,700     1,455,738
Creative Computers, Inc.                                  28,700       523,775
Garden Ridge Corp.                                        25,000       968,750
Gucci                                                     10,000       388,750
Just For Feet, Inc.                                       25,000       893,750
Kohl's Corporation                                        74,100     3,890,250

The accompanying notes are an integral part of these financial statements.


10


                                                   ROBERTSON, STEPHENS & COMPANY


                                                          SHARES         VALUE
--------------------------------------------------------------------------------
Micro Warehouse, Inc.                                     47,400    $2,050,050
PETsMART, Inc.                                           102,150     3,166,650
Tiffany & Co.(1)                                          23,000     1,158,625
--------------------------------------------------------------------------------
                                                                    17,789,638
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSUMER TECHNOLOGY - 3.4%
Acclaim Entertainment, Inc.                              176,700     2,186,663
CDW Computer Centers, Inc.                                21,200       858,600
Electronic Arts                                           98,700     2,578,537
--------------------------------------------------------------------------------
                                                                     5,623,800
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DATA COMMUNICATIONS/TELECOMMUNICATIONS - 8.1%
3Com Corporation                                          55,400     2,583,025
Ascend Communications, Inc.                                5,000       405,625
Bay Networks, Inc.                                        55,500     2,282,437
Cascade Communications Corporation                        10,000       852,500
Colonial Data Technologies                               111,600     2,287,800
Netcom On Line Communications                             10,000       360,000
Network General Corporation                               63,300     2,112,637
P-COM, Inc.                                              102,600     2,052,000
UUNET Technologies, Inc.                                  10,000       630,000
--------------------------------------------------------------------------------
                                                                    13,566,024
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.2%
Credit Acceptance Corporation                            100,000     2,075,000
--------------------------------------------------------------------------------
                                                                     2,075,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HEALTH CARE SERVICES - 3.2%
Emeritus Corporation                                      60,000       697,500
Express Scripts, Inc., Class A                            20,000     1,020,000
Pediatrix Medical Group, Inc.                             30,000       825,000
PhyCor, Inc.                                              46,050     2,328,403
United Dental Care, Inc.                                  11,500       474,375
--------------------------------------------------------------------------------
                                                                     5,345,278
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                                                                              11


THE EMERGING GROWTH FUND ANNUAL RESULTS


Schedule of Net Assets (CONTINUED)


                                                          SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 17.3%
Coventry Corporation                                     216,200   $ 4,459,125
Endosonics Corporation                                    35,000       529,375
Healthsource, Inc.                                       115,200     4,147,200
Healthwise of America                                     41,400     1,614,600
Mid Atlantic Medical Services, Inc.                      186,800     4,529,900
Oxford Health Plans, Inc.                                 34,800     2,570,850
PacifiCare Health Systems, Inc.                           25,200     2,192,400
Physician Healthcare                                      71,500     2,645,500
Quintiles Transnational Corporation                       46,400     1,902,400
Sierra Health Services                                   139,800     4,438,650
--------------------------------------------------------------------------------
                                                                    29,030,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LODGING - 1.1%
Bristol Hotel Company                                     74,300     1,811,063
--------------------------------------------------------------------------------
                                                                     1,811,063
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDICAL SERVICES - 5.2%
American Oncology Resources, Inc.                         19,000       923,875
Compdent Corporation                                      51,000     2,116,500
Exogen, Inc.                                              97,400     1,874,950
HBO & Company(1)                                          49,100     3,762,287
--------------------------------------------------------------------------------
                                                                     8,677,612
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER SERVICES - 4.0%
Corporate Express, Inc.                                   63,600     1,915,950
Landstar Systems, Inc.                                    51,800     1,385,650
Sylvan Learning Systems, Inc.                            114,700     3,412,325
--------------------------------------------------------------------------------
                                                                     6,713,925
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESTAURANTS - 3.3%
Boston Chicken, Inc.                                      63,000     2,023,875
Daka International, Inc.                                  78,600     2,161,500
Landry's Seafood Restaurants                              80,000     1,365,000
--------------------------------------------------------------------------------
                                                                     5,550,375
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


12


                                                   ROBERTSON, STEPHENS & COMPANY

                                                          SHARES         VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS - 6.1%
Act Manufacturing                                        207,500   $ 2,308,438
Burr-Brown Corporation                                   124,200     3,167,100
Cypress Semiconductor Corporation                        150,000     1,912,500
LSI Logic Corporation                                     50,000     1,637,500
Synopsys, Inc.                                            30,800     1,170,400
--------------------------------------------------------------------------------
                                                                    10,195,938
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 79.8% (Cost: $114,977,657)                   133,659,328
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
--------------------------------------------------------------------------------
Applied Micro Circuits Corporation Series 3 -
 Restricted(2)                                             2,381        43,953
Managed Health Network, Inc. Series B - Restricted(2)        500        72,930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.1%
 (Cost: $100,001)                                                      116,883
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 79.9% (Cost: $115,077,658)                     133,776,211
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------
Cash                                                                       408
Repurchase Agreement                                                29,680,000
     State Street Bank and Trust Company, 5.00%,
     dated 12/29/95, due 01/2/96, maturity value
     $29,696,489 (collateralized by $22,995,000
     par value U.S. Treasury Notes, 8.75%, due
     05/15/17).
--------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 17.6%                             29,680,408


--------------------------------------------------------------------------------
OTHER ASSETS, NET - 2.5%                                             4,271,868
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                          $ 167,728,487
--------------------------------------------------------------------------------

(1)Income-producing security.
(2)See 4.d. in Notes to Financial Statements.


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL RESULTS


Statement of Net Assets


DECEMBER 31, 1995
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $115,077,658)                       $ 133,776,211
Cash and cash equivalents                                           29,680,408
Receivable for investments sold                                      4,998,114
Receivable for fund shares subscribed                                  376,473
Dividends/interest receivable                                           20,330
--------------------------------------------------------------------------------
TOTAL ASSETS                                                       168,851,536

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                      114,030
Payable for fund shares redeemed                                       429,171
Accrued expenses                                                       259,379
Capital gains distribution payable                                     320,469
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    1,123,049

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 $ 167,728,487
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                                    132,299,996
Accumulated net realized gain from investments                      16,729,938
Net unrealized appreciation on investments                          18,698,553
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 $ 167,728,487
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICING OF SHARES:                                               $       19.21
     Net Asset Value, offering and redemption price per share
     (net assets of $167,728,487 applicable to 8,732,520 shares of beneficial interest outstanding with no par value)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

Statement of Operations


FOR THE NINE MONTHS ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                          $    783,216
Dividends                                                               28,264
Other Income                                                            31,441
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                842,921

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                             1,288,465
Distribution fees                                                      322,116
Custodian and transfer agent fees                                      268,320
Shareholder reports                                                     82,824
Professional fees                                                       80,395
Registration and filing fees                                            45,702
Trustees' fees and expenses                                             16,875
Other                                                                   14,040
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                       2,118,737

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (1,275,816)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
 ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized gain from investments                                  22,504,993
Net change in unrealized depreciation on investments                  (731,214)
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS  21,773,779

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 20,497,963
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL RESULTS


Statement of Changes in Net Assets



                                            NINE MONTHS ENDED       YEAR ENDED
                                                     12/31/95          3/31/95
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                              $ (1,275,816)    $ (1,654,135)
Net realized gain from investments                 22,504,993        6,598,824
Net change in unrealized
 (depreciation)/appreciation on investments          (731,214)      15,035,796
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        20,497,963       19,980,485

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
Realized gains on investments                     (13,460,981)     (19,811,863)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               (13,460,981)     (19,811,863)

--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net (decrease)/increase in net assets
 resulting from capital share transactions        (21,583,831)      13,915,017
--------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                  (21,583,831)      13,915,017

--------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS           (14,546,849)      14,083,639
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               182,275,336      168,191,697
End of period                                   $ 167,728,487    $ 182,275,336
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Independent Accountants' Report

To the Shareholders and Board of Trustees of The Robertson Stephens Emerging Growth Fund

In our opinion, the accompanying statement of net assets, including the schedule of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Emerging Growth Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at December 31, 1995, the results of its operations for the nine month period then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


/s/Price Waterhouse LLP
Price Waterhouse LLP
San Francisco, California
February 15, 1996

                                                   ROBERTSON, STEPHENS & COMPANY

Financial Highlights



                                                                                               THREE-MONTH
FOR A SHARE OUTSTANDING                               PERIOD ENDED    YEAR ENDED  YEAR ENDED  PERIOD ENDED  YEAR ENDED  YEAR ENDED
THROUGHOUT EACH PERIOD:                                   12/31/95(1)    3/31/95     3/31/94       3/31/93    12/31/92    12/31/91
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                      $  18.36      $  18.37    $  14.71      $  16.77    $  17.50     $ 11.67
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                         (0.15)        (0.17)      (0.40)        (0.02)      (0.15)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) and unrealized
     appreciation/(depreciation)
     on investments                                           2.58          2.26        4.06        (2.04)      (0.31)        6.82
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase/(Decrease) in Net Assets
     Resulting From Operations                                2.43          2.09        3.66        (2.06)      (0.46)        6.73

-----------------------------------------------------------------------------------------------------------------------------------
Distribution from realized gains
     on investments                                         (1.58)        (2.10)           -             -      (0.27)      (0.90)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  19.21      $  18.36    $  18.37      $  14.71    $  16.77    $  17.50
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                13.50%        12.01%      24.88%      (12.28)%     (2.55)%      58.70%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                         $ 167,728     $ 182,275   $ 168,192     $ 228,893   $ 277,531   $ 141,929
Ratio of Expenses to
     Average Net Assets                                      1.64%         1.56%       1.60%         1.54%       1.49%       1.59%
Ratio of Net Investment Loss to
     Average Net Assets                                    (0.99)%       (0.96)%     (1.27)%       (0.61)%     (0.92)%     (0.68)%
Portfolio Turnover Rate                                       147%          280%        274%           43%        124%        147%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Represents a 9-month period then ended.

Per-share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.
Ratios, except for total return and portfolio turnover rate, have been annualized.

The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND ANNUAL RESULTS


Notes to Financial Statements


The Robertson Stephens Emerging Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 30, 1987. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund. The assets for each series are segregated and accounted for separately.

The Emerging Growth Fund, for book and tax purposes, has a calendar (12/31) year-end. These financial statements reflect operations for a nine-month period.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:
Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. At December 31, 1995, 99.9% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1995, approximately 0.1% of the Fund's portfolio was valued using these guidelines and procedures.

b. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:
The Fund has made no provision for federal income tax for the period ended December 31, 1995. The Fund complied with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

d. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f. CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital

                                                   ROBERTSON, STEPHENS & COMPANY

Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

a. TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the nine months ended December 31, 1995, and for the year ended March 31, 1995, were as follows:

4/1/95 - 12/31/95                                      SHARES           AMOUNT
--------------------------------------------------------------------------------
Shares sold                                         2,181,298     $ 41,669,243
Shares reinvested                                     686,387       13,000,659
--------------------------------------------------------------------------------
                                                    2,867,685       54,669,902
--------------------------------------------------------------------------------
Shares redeemed                                    (4,060,471)     (76,253,733)
--------------------------------------------------------------------------------
Net (decrease)                                     (1,192,786)   $ (21,583,831)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4/1/94 - 3/31/95                                       SHARES           AMOUNT
--------------------------------------------------------------------------------
Shares sold                                         5,163,070     $ 94,127,247
Shares reinvested                                   1,070,767       18,663,580
--------------------------------------------------------------------------------
                                                    6,233,837      112,790,827
--------------------------------------------------------------------------------
Shares redeemed                                    (5,463,027)     (98,875,810)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                          770,810     $ 13,915,017
--------------------------------------------------------------------------------

NOTE 3  TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens Investment Management, Inc. ("RSIM Inc.") an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the nine months ended December 31, 1995, the Fund incurred investment advisory fees of $1,288,465. RSIM Inc. has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding distribution fees that exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. For the nine months ended December 31, 1995, there was no expected reimbursement of the advisory fees and other expenses.

b. AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of Robertson, Stephens & Company LLC (RS & Co.), the Fund's Distributor and RSIM Inc., the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM Inc., a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $16,875 for the nine months ended December 31, 1995.

d. DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed and approved annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an

THE EMERGING GROWTH FUND ANNUAL RESULTS
annual rate of 0.25% of the average daily net assets of the Fund. For the nine months ended December 31, 1995, the Fund incurred distribution fees of $322,116.

e. BROKERAGE COMMISSIONS:
RSIM Inc. may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the nine months ended December 31, 1995, the Fund paid brokerage commissions of $71,498 to RS & Co. which represented 24% of total commissions paid for the period.

NOTE 4 INVESTMENTS:

a. PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the nine months ended December 31, 1995, was 147%.

b. TAX BASIS OF INVESTMENTS:
At December 31, 1995, the cost of investments for federal income tax purposes was $116,066,463. Accumulated net unrealized appreciation on investments was $17,709,748, consisting of gross unrealized appreciation and depreciation of $29,507,196 and $(11,797,448), respectively.

c. INVESTMENT PURCHASES AND SALES:
For the period ended December 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $219,859,671 and $278,926,405, respectively.

d. RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1995, the Fund held restricted securities with an aggregate value of $116,883, which represented 0.1% of the Fund's total net assets.


                                                                   ACQUISITION
SECURITY                             SHARES       COST      VALUE         DATE
--------------------------------------------------------------------------------
Applied Micro
Circuits
Corporation
Convertible
Preferred Stock,
   Series 3                           2,381    $50,001    $43,953      9/14/87
--------------------------------------------------------------------------------

Managed Health
Network, Inc.
Convertible
Preferred Stock,
   Series B                             500    $50,000    $72,930     12/30/87
--------------------------------------------------------------------------------

Each of the above securities was valued based on its common share price equivalent. Each common share was valued at its fair value according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in
Note 1.a., paragraph 2.

At December 31, 1995, Applied Micro Circuits Corporation Convertible Preferred Stock, Series 3, was valued at the common share price equivalent of $1.75, assuming the 2,381 shares of the Convertible Preferred Stock were converted to 25,116 shares of common stock. Managed Health Network, Inc. Convertible Preferred Stock, Series B, was valued at the common share price equivalent of $1.6336, assuming the 500 shares of the Convertible Preferred Stock were converted to 44,642 shares of common stock.

Administration


OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer
Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert I. Goldbaum, Secretary

INVESTMENT ADVISER
Robertson, Stephens Investment
Management, Inc.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Emerging Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 27, 1996

The Robertson Stephens Mutual Funds


In addition to THE EMERGING GROWTH FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests in publicly traded equities of developing countries. The Fund may engage in short sales and/or invest in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK - Invests primarily in small- and mid-cap company stocks and convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR -
Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE WITH A CONTRARIAN DISCIPLINE - Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE-CONSCIOUS INVESTORS - Invests in mid-cap growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. Ability to short sell. No load. Managed by Ron Elijah.


Design: Broom & Broom, Inc., San Francisco      Photography: Jerry Orabona, Bill
Zemanek


For a discussion of the risks associated with using options, international investing, investing in a few sectors, allocating a large percentage of the portfolio to one security, and short selling, please read the prospectus.

 ROBERTSON
STEPHENS &
    COMPANY
MUTUAL FUNDS

555 California Street, Suite 2600
San Francisco, California 94104


Fund News & Information

ROBERTSON STEPHENS
INVESTOR SERVICES
-Knowledgeable mutual
fund representatives.
-Automated access to daily
net asset values.
-Portfolio managers' hotline,
24 hours a day.
1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL
funds@rsco.com

ROBERTSON STEPHENS
ACCOUNTLINK
-Automated account
information, 24 hours a day.
1-800-624-8025

FUND LISTINGS
The Fund is listed in
THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as EmGr under the heading Robertson Stephens. Its computer quotation symbol is RSEGX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund or their other clients or for their own accounts, and will not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.